Exhibit 10.1

Ms. Holli Ladhani
President & Chief Executive Officer
Rockwater Energy Solutions, Inc.
515 Post Oak Blvd, Suite 200
Houston, TX 77027

Re: Merger Agreement

Dear Ms. Ladhani:

Reference is made to that certain Agreement and Plan of Merger, dated as of July 18, 2017 (the “Original Agreement”) by and among SELECT ENERGY SERVICES, INC., a Delaware corporation (“Parent”), RAPTOR MERGER SUB, INC., a Delaware corporation and a wholly owned subsidiary of Parent (“Corporate Merger Sub”), SES HOLDINGS, LLC, a Delaware limited liability company (“Parent Holdco”), RAPTOR MERGER SUB, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent Holdco (“LLC Merger Sub”), ROCKWATER ENERGY SOLUTIONS, INC., a Delaware corporation (the “Company”), and ROCKWATER ENERGY SOLUTIONS, LLC, a Delaware limited liability company (“Company Holdco”). This Letter Agreement (this “Letter Agreement”) is made as of September 19, 2017 by and among Parent, Corporate Merger Sub, Parent Holdco, LLC Merger Sub, the Company and Company Holdco. In consideration of the mutual waivers and agreements set forth herein, the Parties agree to the matters set forth below, which are intended to effect a mutual waiver by Parent and the Company with respect to Section 7.1(b) of the Original Agreement until the date set forth herein and to correct unintended omissions in order to properly reflect the agreement between the Parties in the Original Agreement. Capitalized terms used in this Letter Agreement and not otherwise defined herein are as defined in the Original Agreement.

1.              Notwithstanding anything to the contrary in Section 7.1(b) of the Original Agreement, and in consideration of the waiver and agreement by the Other Party, each of Parent and the Company waive any right to, and agree not to, terminate the Original Agreement pursuant to Section 7.1(b) prior to 5:00 p.m. Central Time on December 31, 2017.

2.              It is acknowledged and agreed by the Parties that, in connection with the cancellation and retiring of any shares of Company Common Stock at the time of the Corporate Merger then owned by Parent or Corporate Merger Sub or any of Parent’s Subsidiaries (including Select Energy Services, LLC) pursuant to Section 2.1(a)(ii) of the Original Agreement (for which no consideration shall be delivered in exchange therefor), a corresponding number of Company Holdco Units then owned by the Company shall be simultaneously canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

3.              This Letter Agreement, the Original Agreement, including the schedules, exhibits, and amendments thereto, the New Registration Rights Agreement, the TRA

Amendments, the Confidentiality Agreement and any other document or instrument referred to in the Original Agreement constitute the entire agreement among the Parties and supersede all other prior or contemporaneous agreements and understandings, both written and oral, among or between any of the Parties with respect to the subject matter hereof and thereof.

4.              This Letter Agreement shall not constitute an amendment or waiver of any provision of the Original Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action that would require an amendment, waiver or consent except as expressly stated herein.

5.              This Letter Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument and shall become effective when counterparts have been signed by each of the Parties and delivered to the Other Party; it being understood that all Parties need not sign the same counterpart.

6.              This Letter Agreement and the agreements, instruments, and documents contemplated hereby, shall be governed by, and construed in accordance with, the Legal Requirements of the State of Delaware, without regard to any applicable principles of conflicts of law that might require the application of the Legal Requirements of any other jurisdiction.

[Signature Page Follows]

Very truly yours,

SELECT ENERGY SERVICES, INC.

By:	/s/ John D. Schmitz
Name:	John D. Schmitz
Title:	Chairman and Chief Executive Officer

RAPTOR MERGER SUB, INC.

By:	/s/ John D. Schmitz
Name:	John D. Schmitz
Title:	President

SES HOLDINGS, LLC

By:	/s/ John D. Schmitz
Name:	John D. Schmitz
Title:	President and Chief Executive Officer

RAPTOR MERGER SUB, LLC

By:	/s/ John D. Schmitz
Name:	John D. Schmitz
Title:	President

Signature Page to Letter Agreement

Acknowledged and agreed:

ROCKWATER ENERGY SOLUTIONS, INC.

By:	/s/ Holli Ladhani
Name:	Holli Ladhani
Title:	Chairman, President and Chief Executive Officer

ROCKWATER ENERGY SOLUTIONS, LLC

By:	/s/ Holli Ladhani
Name:	Holli Ladhani
Title:	Chairman, President and Chief Executive Officer

Signature Page to Letter Agreement